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                                 UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

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                                    FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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  DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):   FEBRUARY  19, 2000
                                                              ----------------

                         GO  ONLINE  NETWORKS  CORPORATION
     ---------------------------------------------------------------------------
              (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                     DELAWARE
     ---------------------------------------------------------------------------
                    (STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)

         O-23845                                        33-0873993
------------------                              -------------------------------
(COMMISSION  FILE  NUMBER)               (IRS  EMPLOYER  IDENTIFICATION  NO.)


         5681  BEACH  BLVD.,  SUITE  101/100,  BUENA  PARK,  CA  20621
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    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)              (ZIP  CODE)

                               (714)  736-0988
                            -------------------------
             REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:


                            --------------------------
                   (FORMER  NAME,  ADDRESS  AND  TELEPHONE  NUMBER)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     NOT  APPLICABLE.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     NOT  APPLICABLE.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     NOT  APPLICABLE

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

ON  FEBRUARY  19,  2000, SCHUMACHER & ASSOCIATES, INDEPENDENT  CERTIFIED  PUBLIC
ACCOUNTANTS, THE INDEPENDENT ACCOUNTANT PREVIOUSLY ENGAGED AS THE PRINCIPAL ACCOUNTANT TO AUDIT THE FINANCIAL STATEMENTS OF GO ONLINE NETWORKS
CORPORATION RESIGNED.  THE  COMPANY  HAS  ELECTED  TO  UTILIZE  THE  SERVICES
OF MILLER AND MCCOLLUM,  CERTIFIED  PUBLIC  ACCOUNTANTS.

THE  AUDIT  REPORT  OF  SCHUMACHER  &  ASSOCIATES  ON  THE FINANCIAL  STATEMENTS
OF  THE COMPANY AS  OF DECEMBER 31, 1998 DID  NOT  CONTAIN ANY  ADVERSE  OPINION
OR DISCLAIMER OF OPINION, NOR WERE THEY QUALIFIED OR MODIFIED AS TO AUDIT SCOPE OR ACCOUNTING PRINCIPLES. THE DECISION TO CHANGE ACCOUNTANTS WAS APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 15, 2000. THERE HAVE BEEN NO DISAGREEMENTS WITH THE FORMER ACCOUNTANT ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS,
IF  NOT  RESOLVED  TO  THE  SATISFACTION  OF  THE  FORMER  ACCOUNTANT,
WOULD HAVE CAUSED IT TO MAKE REFERENCE TO THE SUBJECT MATTER OF THE DISAGREEMENTS IN CONNECTION WITH ITS REPORT. THE COMPANY HAS PROVIDED A COPY OF THIS DISCLOSURE TO ITS FORMER ACCOUNTANTS, AND THE COMPANY REQUESTED
THAT THE FORMER ACCOUNTANTS FURNISH THEM WITH LETTERS ADDRESSED TO THE SECURITIES AND EXCHANGE COMMISSION STATING WHETHER THEY AGREE WITH THE
STATEMENTS MADE BY THE REGISTRANT, AND, IF NOT, STATING THE RESPECTS IN WHICH THEY DO NOT AGREE. A COPY OF THE FORMER ACCOUNTANTS' RESPONSES INDICATING AGREEMENT IS INCLUDED AS EXHIBITS TO THIS REPORT.

ITEM  5.     OTHER  EVENTS

     NOT  APPLICABLE.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     NOT  APPLICABLE.

ITEM  7.     FINANCIAL  STATEMENTS

     NOT  APPLICABLE.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     NOT  APPLICABLE.

EXHIBITS

16.1 LETTER DATED FEBRUARY 22, 2000, FROM SCHUMACHER & ASSOCIATES REGARDING THEIR CONCURRENCE WITH THE STATEMENTS MADE BY THE REGISTRANT IN THIS CURRENT REPORT.

                                SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED:  FEBRUARY  22,  2000                GO  ONLINE  NETWORKS  CORPORATION

                                          /S/   JOSEPH  M.  NAUGHTON

                                          JOSEPH  M.  NAUGHTON,  CHIEF EXECUTIVE
                                          OFFICER